UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23742

CONNORS FUNDS

(Exact name of registrant as specified in charter)

1210 Broadcasting Road, Suite 200 Wyomissing, Pennsylvania 19610
(Address of principal executive offices) (Zip code)

Peter Connors, President

c/o Connors Investor Services, Inc.

1210 Broadcasting Road, Suite 200

Wyomissing, Pennsylvania 19610

(Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Registrant’s telephone number, including area code:	(610) 376-7418

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2024

Item 1. Reports to Stockholders.

(a)

Connors Hedged Equity Fund

Institutional Class (CVRDX)

Annual Shareholder Report - November 30, 2024

Fund Overview

This annual shareholder report contains important information about Connors Hedged Equity Fund (the "Fund") for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at www.connorsinvestor.com/mutual-fund. You can also request this information by contacting us at (833) 601-2676.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$126	1.12%

How did the Fund perform during the reporting period?

The fiscal year ended on a high note with the S&P 500® Index adding another 5.7% in November to finish the year up 33.9%. The year began with returns concentrated in artificial intelligence (AI) due to strong demand for GPUs. Market participation then broadened with cyclical stocks rallying as the market discounted more accommodative Fed rate policy. Returns became concentrated again in November with the Magnificent Seven outperforming the broader market as investors weighed tradeoffs between a pro-business administration and potential inflation stickiness. The Fund maintained a diversified portfolio and as such outperformed in periods of broadening participation. For the fiscal year the Fund performed well on a risk-adjusted basis capturing approximately 75% of the S&P 500® Index’s return while maintaining a beta of 0.66 since inception.

With regard to sector weightings, the Fund was overweight Materials (4.0%), Industrials (10.2%), Consumer Staples (6.1%), Financials (16.0%), Health Care (11.5%) and Communications (10.1%). The portfolio was underweight Energy (2.6%), Consumer Discretionary (8.5%) and Technology (27.7%). The Fund  increased its weight in cyclical sectors including Financials and Communications given the belief that economic growth could continue with Fed rate cuts. Fund performance benefited from lower exposure in Energy and Consumer Discretionary.

Though a number of names were called away, the Fund rolled other options for credits that brought in additional premium for debits where it made sense. In cases where the Fund rolled options,we typically waited for time premium to decay, buying back intrinsic value. The Fund made the decision to buy back the in-the-money options thereby allowing the underlying position to participate in additional potential upside while avoiding capital gains.

The Fund continued to utilize pullbacks to add to or establish positions. The Fund looks to write call options on spikes in stock prices to increase income and reduce volatility. We remain opportunistic in managing the Fund's put spreads adding to positions on market spikes and monetizing them on sell-offs. While we believe the market rally could continue next year, market pullbacks of 5% or greater are common and as such we believe that many investors could benefit from a hedged equity fund to lessen portfolio volatility.

How has the Fund performed since inception?

Total Return Based on $25,000 Investment

Connors Hedged Equity Fund - Institutional Class
CBOE S&P 500® BuyWrite Index
S&P 500® Index
$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$34,797
$33,209
$29,713
Jan-2022
Nov-2022
Nov-2023
Nov-2024

	Connors Hedged Equity Fund - Institutional Class	CBOE S&P 500® BuyWrite Index	S&P 500® Index
Jan-2022	$25,000	$25,000	$25,000
Nov-2022	$24,650	$22,908	$22,829
Nov-2023	$26,437	$24,802	$25,989
Nov-2024	$33,209	$29,713	$34,797

Average Annual Total Returns

	1 Year	Annualized Since Inception (1/19/2022)
Connors Hedged Equity Fund - Institutional Class	25.62%	10.43%
S&P 500® Index	33.89%	12.24%
CBOE S&P 500® BuyWrite Index	19.80%	6.22%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$40,892,650
  Number of Portfolio Holdings110
  Advisory Fee$57,414
  Portfolio turnover (fiscal year)48%
  Sharpe ratio3.00
  Beta0.66
  Standard Deviation11.50%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Apple, Inc.	6.1%
Microsoft Corp.	4.5%
NVIDIA Corp.	4.3%
Amazon.com, Inc.	3.9%
Morgan Stanley	3.0%
Walt Disney Co. (The)	2.9%
ServiceNow, Inc.	2.8%
Meta Platforms, Inc. - Class A	2.7%
Eaton Corp. PLC	2.7%
Palo Alto Networks, Inc.	2.6%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
27.7%
Financials
16.0%
Health Care
11.5%
Industrials
10.2%
Communications
10.1%
Consumer Discretionary
8.5%
Consumer Staples
6.1%
Materials
4.0%
Real Estate
2.7%
Energy
2.6%
Money Market
1.9%
Purchased Options
0.1%
Liabilities in Excess of Other Assets
-1.4%

Value	Value
Liabilities in Excess of Other Assets	-1.4%
Purchased Options	0.1%
Money Market	1.9%
Energy	2.6%
Real Estate	2.7%
Materials	4.0%
Consumer Staples	6.1%
Consumer Discretionary	8.5%
Communications	10.1%
Industrials	10.2%
Health Care	11.5%
Financials	16.0%
Technology	27.7%

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (www.connorsinvestor.com/mutual-fund), including its:

  Financial information

  Holdings

  Proxy voting information

Connors Hedged Equity Fund - Institutional Class (CVRDX)

Annual Shareholder Report - November 30, 2024

TSR-AR 113024-CVRDX

(b) Not Applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2024	$12,600
	FY 2023	$12,000

(b)	Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2024	$0
	FY 2023	$0

(c)	Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2024	$3,150
	FY 2023	$3,100

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Connors Hedged Equity Fund	FY 2024	$0
	FY 2023	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2024	$15,650	$0
FY 2023	$15,100	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable – disclosed with annual report

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Connors Hedged Equity Fund

Annual Financial Statements and Additional Information

November 30, 2024

Fund Adviser:

Connors Investor Services, Inc.

1210 Broadcasting Road, Suite 200

Wyomissing, PA 19610

Connors Hedged Equity Fund

Schedule of Investments

November 30, 2024

COMMON STOCKS — 99.38%	Shares	Fair Value
Communications — 10.07%
Alphabet, Inc., Class A(a)	5,145	$869,248
Meta Platforms, Inc., Class A(a)	1,950	1,119,924
Verizon Communications, Inc.(a)	21,500	953,310
Walt Disney Co. (The)	10,000	1,174,700
		4,117,182
Consumer Discretionary — 8.51%
Amazon.com, Inc.(a) (b)	7,630	1,586,201
Lowe’s Companies, Inc.(a)	3,800	1,035,234
TJX Companies, Inc. (The)(a)	6,825	857,834
		3,479,269
Consumer Staples — 6.12%
Coca-Cola Co. (The)(a)	6,835	437,987
Costco Wholesale Corp.(a)	965	937,864
Procter & Gamble Co. (The)(a)	2,900	519,854
Target Corp.(a)	4,600	608,626
		2,504,331
Energy — 2.59%
ConocoPhillips(a)	4,860	526,532
Schlumberger Ltd.	12,100	531,674
		1,058,206
Financials — 16.04%
American Express Co.(a)	3,140	956,695
Bank of America Corp.(a)	20,600	978,706
Chubb Ltd.(a)	2,870	828,655
JPMorgan Chase & Co.(a)	3,830	956,428
Morgan Stanley(a)	9,175	1,207,522
Visa, Inc., Class A(a)	2,450	771,946
Wells Fargo & Co.(a)	11,285	859,578
		6,559,530
Health Care — 11.45%
Abbott Laboratories(a)	7,570	899,089
AbbVie, Inc.(a)	4,700	859,771
Eli Lilly & Co.	1,040	827,164
Merck & Co., Inc.	5,195	528,020
Stryker Corp.(a)	1,950	764,692
Thermo Fisher Scientific, Inc.(a)	1,520	805,038
		4,683,774
Industrials — 10.19%
Dover Corp.(a)	2,000	411,800
Eaton Corp. PLC(a)	2,950	1,107,489
Quanta Services, Inc.(a)	2,875	990,495
RTX Corp.(a)	8,160	994,133
Stanley Black & Decker, Inc.(a)	7,400	661,930
		4,165,847

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Schedule of Investments (continued)

November 30, 2024

COMMON STOCKS — 99.38% - continued	Shares	Fair Value
Materials — 4.02%
DuPont de Nemours, Inc.(a)	10,840	$906,116
Linde PLC	1,600	737,584
		1,643,700
Real Estate — 2.70%
Prologis, Inc.(a)	5,900	689,002
Welltower, Inc.	3,000	414,540
		1,103,542
Technology — 27.69%
Advanced Micro Devices, Inc.(b)	5,275	723,598
Apple, Inc.(a)	10,460	2,482,472
Broadcom, Inc.(a)	4,450	721,256
Microsoft Corp.(a)	4,360	1,846,286
NVIDIA Corp.(a)	12,725	1,759,231
Oracle Corp.(a)	5,210	963,016
Palo Alto Networks, Inc.(a) (b)	2,750	1,066,505
ServiceNow, Inc.(a) (b)	1,080	1,133,395
Tyler Technologies, Inc.(a) (b)	1,000	629,170
		11,324,929
Total Common Stocks (Cost $31,697,697)		40,640,310

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
PURCHASED PUT OPTIONS — 0.08%
S&P 500 Index	15	$9,049,320	$5,900.00	December 2024	$31,650
Total Purchased Put Options (Cost $84,120)					31,650
Total Purchased Options (Cost $84,120)					31,650

MONEY MARKET FUNDS — 1.89%
First American Government Obligations Fund - Class X, 4.56% (c)				773,674	773,674
Total Money Market Funds (Cost $773,674)					773,674

Total Investments — 101.35% (Cost $32,555,491)					41,445,634
Liabilities in Excess of Other Assets — (1.35)%					(552,984)
NET ASSETS — 100.00%					$40,892,650

(a)	All or a portion of the security is held as collateral for written options.
(b)	Non-income producing security.
(c)	Rate disclosed is the seven day effective yield as of November 30, 2024.

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Schedule of Open Written Option Contracts

November 30, 2024

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (1.38)%
WRITTEN CALL OPTIONS (1.36)%
Abbott Laboratories	(45)	$(534,465)	$130.00	February 2025	$(4,118)
AbbVie, Inc.	(3)	(54,879)	210.00	January 2025	(66)
Alphabet, Inc., Class A	(30)	(506,850)	185.00	January 2025	(3,675)
Amazon.com, Inc.	(36)	(748,404)	200.00	January 2025	(47,970)
Amazon.com, Inc.	(4)	(83,156)	220.00	January 2025	(1,480)
Amazon.com, Inc.	(6)	(124,734)	225.00	February 2025	(3,765)
American Express Co.	(18)	(548,424)	300.00	January 2025	(24,750)
Apple, Inc.	(4)	(94,932)	240.00	December 2024	(1,166)
Apple, Inc.	(56)	(1,329,048)	255.00	February 2025	(21,000)
Bank of America Corp.	(42)	(199,542)	48.00	February 2025	(8,421)
Bank of America Corp.	(80)	(380,080)	49.00	February 2025	(11,960)
Broadcom, Inc.	(26)	(421,408)	215.00	December 2024	(234)
Chubb Ltd.	(2)	(57,746)	300.00	January 2025	(725)
Chubb Ltd.	(13)	(375,349)	300.00	February 2025	(8,970)
Chubb Ltd.	(3)	(86,619)	315.00	February 2025	(1,005)
Coca Cola Co. (The)	(6)	(38,448)	75.00	January 2025	(18)
Coca-Cola Co. (The)	(15)	(96,120)	75.00	December 2024	(15)
ConocoPhillips	(29)	(314,186)	130.00	December 2024	(232)
Costco Wholesale Corp.	(5)	(485,940)	960.00	December 2024	(15,900)
Dover Corp.	(6)	(123,540)	200.00	December 2024	(4,740)
Dupont de Nemours, Inc.	(63)	(526,617)	90.00	January 2025	(2,520)
Eaton Corp. PLC	(12)	(450,504)	380.00	December 2024	(7,980)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Schedule of Open Written Option Contracts (continued)

November 30, 2024

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (1.38)% (continued)
WRITTEN CALL OPTIONS (1.36)% (continued)
Eaton Corp. PLC	(4)	$(150,168)	$360.00	January 2025	$(9,520)
Eaton Corp. PLC	(1)	(37,542)	380.00	January 2025	(1,195)
JPMorgan Chase & Co.	(22)	(549,384)	255.00	February 2025	(18,920)
Lowe’s Companies, Inc.	(22)	(599,346)	290.00	January 2025	(6,897)
Meta Platforms, Inc., Class A	(3)	(172,296)	600.00	January 2025	(3,983)
Meta Platforms, Inc., Class A	(9)	(516,888)	670.00	January 2025	(1,908)
Microsoft Corp.	(19)	(804,574)	480.00	December 2024	(162)
Microsoft Corp.	(2)	(84,692)	470.00	January 2025	(187)
Microsoft Corp.	(5)	(211,730)	480.00	January 2025	(300)
Morgan Stanley	(50)	(658,050)	110.00	December 2024	(113,624)
Morgan Stanley	(5)	(65,805)	130.00	February 2025	(3,650)
New Linde PLC	(10)	(460,990)	510.00	January 2025	(1,400)
NVIDIA Corp.	(50)	(691,250)	175.00	January 2025	(4,050)
NVIDIA Corp.	(10)	(138,250)	170.00	February 2025	(2,805)
Oracle Corp.	(15)	(277,260)	180.00	January 2025	(19,425)
Oracle Corp.	(15)	(277,260)	190.00	January 2025	(11,700)
Palo Alto Networks, Inc.	(16)	(620,512)	410.00	December 2024	(5,352)
Procter & Gamble Co. (The)	(18)	(322,668)	180.00	January 2025	(7,335)
Prologis, Inc.	(11)	(128,458)	140.00	January 2025	(330)
Prologis, Inc.	(24)	(280,272)	135.00	February 2025	(2,700)
Quanta Services, Inc.	(9)	(310,068)	340.00	January 2025	(15,435)
Quanta Services, Inc.	(8)	(275,616)	350.00	March 2025	(18,200)
RTX Corp.	(12)	(146,196)	125.00	January 2025	(2,838)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Schedule of Open Written Option Contracts (continued)

November 30, 2024

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
WRITTEN OPTIONS (1.38)% (continued)
WRITTEN CALL OPTIONS (1.36)% (continued)
RTX Corp.	(36)	$(438,588)	$130.00	February 2025	$(8,712)
ServiceNow, Inc.	(3)	(314,832)	1,060.00	January 2025	(11,910)
ServiceNow, Inc.	(3)	(314,832)	1,100.00	March 2025	(17,820)
Stanley Black & Decker, Inc.	(44)	(393,580)	115.00	January 2025	(660)
Stryker Corp.	(11)	(431,365)	400.00	December 2024	(3,960)
Target Corp.	(28)	(370,468)	175.00	January 2025	(546)
Thermo Fisher Scientific, Inc.	(6)	(317,778)	650.00	January 2025	(255)
Thermo Fisher Scientific, Inc.	(2)	(105,926)	580.00	March 2025	(2,310)
TJX Companies, Inc. (The)	(2)	(25,138)	130.00	January 2025	(342)
TJX Companies., Inc. (The)	(2)	(25,138)	115.00	January 2025	(2,435)
TJX Companies., Inc. (The)	(22)	(276,518)	125.00	January 2025	(8,910)
Tyler Technologies, Inc.	(6)	(377,502)	620.00	December 2024	(10,560)
Verizon Communications, Inc.	(100)	(443,400)	45.00	January 2025	(8,200)
Verizon Communications, Inc.	(12)	(53,208)	47.00	January 2025	(294)
Visa, Inc., Class A	(3)	(94,524)	320.00	February 2025	(3,030)
Visa, Inc., Class A	(12)	(378,096)	325.00	February 2025	(9,540)
Wells Fargo & Co.	(31)	(236,127)	72.50	January 2025	(17,748)
Wells Fargo & Co.	(39)	(297,063)	72.50	February 2025	(26,227)
Total Written Call Options (Premiums Received $412,715)					(556,085)

WRITTEN PUT OPTIONS (0.02)%
S&P 500 Index	(15)	(9,049,320)	5,500.00	December 2024	(6,600)
Total Written Put Options (Premiums Received $20,280)					(6,600)

Total Written Options (Premiums Received $432,995)					$(562,685)

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Statement of Assets and Liabilities

November 30, 2024

Assets
Investments in securities at fair value (cost $32,555,491)	$41,445,634
Dividends receivable	44,284
Prepaid expenses	11,609
Total Assets	41,501,527
Liabilities
Written options, at fair value (premium received $432,995)	562,685
Payable to Adviser (Note 4)	8,772
Payable to Administrator	7,456
Payable to trustees	3,750
Other accrued expenses	26,214
Total Liabilities	608,877
Net Assets	$40,892,650

Net Assets consist of:
Paid-in capital	$31,806,626
Accumulated earnings	9,086,024
Net Assets	$40,892,650

Institutional Class
Shares outstanding (unlimited number of shares authorized, no par value)	3,114,138
Net asset value, offering and redemption price per share	$13.13

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Statement of Operations

For the year ended November 30, 2024

Investment Income
Dividend income	$518,062
Total investment income	518,062

Expenses
Investment Adviser fees	260,933
Administration fees	80,492
Legal fees	43,893
Compliance fees	30,000
Registration expenses	18,824
Transfer agent fees	17,091
Audit and tax preparation fees	16,350
Trustee fees	15,000
Printing and postage expenses	14,486
Administrative service plan fees	13,997
Custodian fees	9,466
Miscellaneous expense	47,581
Total expenses	568,113
Fees contractually waived and expenses reimbursed by Adviser	(203,519)
Net operating expenses	364,594
Net investment income	153,468

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	1,083,110
Written options	480,321
Purchased options	(840,455)
Net change in unrealized appreciation (depreciation) on:
Investment securities	6,586,233
Written options	(118,387)
Purchased options	4,750
Net realized and change in unrealized gain on investments	7,195,572
Net increase in net assets resulting from operations	$7,349,040

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$153,468	$168,190
Net realized gain (loss) on investments	722,976	(384,942)
Net change in unrealized appreciation of investments	6,472,596	1,846,034
Net increase in net assets resulting from operations	7,349,040	1,629,282

Distributions to shareholders from Earnings	(169,282)	(78,058)
Total distributions	(169,282)	(78,058)

Capital Transactions – Institutional Class:
Proceeds from shares sold	10,061,112	8,913,853
Reinvestment of distributions	169,282	78,058
Amount paid for shares redeemed	(1,765,607)	(281,956)
Net increase in net assets resulting from capital transactions	8,464,787	8,709,955
Total Increase in Net Assets	15,644,545	10,261,179

Net Assets
Beginning of year	25,248,105	14,986,926
End of year	$40,892,650	$25,248,105

Share Transactions – Institutional Class:
Shares sold	845,103	899,210
Shares issued in reinvestment of distributions	15,602	8,217
Shares redeemed	(145,552)	(27,938)
Net increase in shares	715,153	879,489

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund - Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended November 30,		For the Period Ended November 30,
	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.52	$9.86	$10.00

Investment operations:
Net investment income	0.05	0.07	0.05
Net realized and unrealized gain (loss)	2.63	0.64	(0.19)
Total from investment operations	2.68	0.71	(0.14)

Less distributions to shareholders from:
Net investment income	(0.07)	(0.05)	—
Total distributions	(0.07)	(0.05)	—

Net asset value, end of period	$13.13	$10.52	$9.86

Total Return(b)	25.62%	7.25%	(1.40	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$40,893	$25,248	$14,987
Ratio of net expenses to average net assets	1.12%	1.15%	1.15	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.74%	2.32%	4.05	%(d)
Ratio of net investment income to average net assets	0.47%	0.87%	0.84	%(d)
Portfolio turnover rate	48%	52%	30	%(c)

(a)	For the period January 19, 2022 (commencement of operations) to November 30, 2022.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Connors Hedged Equity Fund

Notes to the Financial Statements

November 30, 2024

NOTE 1. ORGANIZATION

The Connors Hedged Equity Fund (the “Fund”) is a diversified series of Connors Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on September 15, 2021. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced investment operations on January 19, 2022. The Fund’s investment adviser is Connors Investor Services, Inc. (the “Adviser”). The investment objective of the Fund is to seek to achieve capital appreciation and secondarily income generation, with lower volatility than U.S. equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended November 30, 2024, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions,

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2024 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2024.

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments in securities at fair value		$31,650
Written Options		Written options, at fair value	(562,685)

For the fiscal year ended November 30, 2024:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	$(840,455)	$4,750
Written Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on written options	480,321	(118,387)

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended November 30, 2024:

Derivatives	Average Ending Monthly Fair Value(a)
Purchased Options	$85,310
Written Options	(465,132)

(a)	Average based on the 12 months during the year that had activity.

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2024:

	Gross Amounts of	Gross Amounts Offset in Statement of	Net Amounts of Liabilities Presented in Statement of	Gross Amounts Not Offset in Statement of Assets and Liabilities
	Recognized Liabilities	Assets and liabilities	Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Written Options	$562,685	$—	$562,685	$(562,685)	$—	$—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

Option contracts are generally traded on an exchange and are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Expiring options may be priced at intrinsic value.

For options where market quotations are not readily available, fair value shall be determined by the Adviser. Generally, if market quotations are not readily available and the bid price or ask price is not available and, therefore, an option cannot be valued at the composite price, options may be valued at their last quoted sales price.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by the Board. These securities will generally be categorized as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$40,640,310	$—	$—	$40,640,310
Purchased Put Options	—	31,650	—	31,650
Money Market Funds	773,674	—	—	773,674
Total	$41,413,984	$31,650	$—	$41,445,634

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(24,970)	$(531,115)	$—	$(556,085)
Written Put Options	(6,600)	—	—	(6,600)
Total	$(31,570)	$(531,115)	$—	$(562,685)

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any Level 3 securities during the fiscal year ended November 30, 2024.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2024, the Adviser earned a fee of $260,933 from the Fund before the waivers described below. At November 30, 2024, the Fund owed the Adviser $8,772.

The Fund has adopted an Administrative Services Plan (the “Plan”) for its Institutional Class shares effective March 30, 2024. The Plan allows the Fund to pay financial intermediaries that provide services relating to Institutional Class shares computed and accrued daily at an annual rate not to exceed 0.10% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2024, the Fund paid $13,997 in administrative service fees. At November 30, 2024, the Fund accrued $1,214 in administrative service fees.

The Adviser has contractually agreed under an expense limitation agreement (the “Expense Limitation Agreement”), until March 31, 2025 to reduce its Management Fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses; payments,

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

if any, under a Rule 12b-1 Distribution Plan or Administrative Services Plan, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to 1.05% (1.15% prior to March 31, 2024) of the Fund’s average daily net assets of its Institutional Class shares. The Expense Limitation Agreement may be terminated by the Adviser, or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other parties as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal year ended November 30, 2024, the Adviser waived fees or reimbursed expenses totaling $203,519. As of November 30, 2024, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
November 30, 2025	$248,401
November 30, 2026	227,355
November 30, 2027	203,519

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. The Fund’s allocated fees incurred for fund administration, fund accounting and transfer agency for the fiscal year ended November 30, 2024, are reported on the Statement of Operations.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Pursuant to a Compliance Consulting Agreement with Beacon Compliance Consulting, Inc. (“Beacon”), Beacon provides the Chief Compliance Officer and compliance services to the Trust. The Fund’s allocated fees incurred for compliance services for the fiscal year ended November 30, 2024, are reported on the Statement of Operations.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $5,000. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. No other compensation or retirement benefits are received by any Trustee or officer from the Fund.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2024, purchases and sales of investment securities, other than short-term investments, were $23,742,739 and $15,254,608, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2024.

NOTE 6. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2024, the Fund had 27.69% of the value of its net assets invested in stocks within the Technology sector.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2024, the net unrealized appreciation (depreciation) and tax cost of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$9,400,236
Gross unrealized depreciation	(711,208)
Net unrealized appreciation on investments	8,689,028
Tax cost of investments	$32,193,921

The tax character of distributions paid for the fiscal years ended November 30, 2024 and November 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$169,282	$78,058
Total distributions paid	$169,282	$78,058

Connors Hedged Equity Fund

Notes to the Financial Statements (continued)

November 30, 2024

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$146,064
Undistributed long-term capital gains	268,859
Accumulated capital and other losses	(17,927)
Unrealized appreciation on investments	8,689,028
Total accumulated earnings	$9,086,024

As of November 30, 2024, the Fund had no capital loss carryforwards.

For the fiscal year ended November 30, 2024, the Fund utilized short-term capital loss carryforwards and long-term capital loss carryforwards of $359,138 & $175,795, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and open written option contracts, of Connors Hedged Equity Fund (the “Fund”), a series of Connors Funds, as of November 30, 2024, the related statement of operations for the year ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the period January 19, 2022 (commencement of operations) through November 30, 2022, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 28, 2025

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

Adviser Agreement Renewal (Unaudited)

At a meeting held on October 15, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Connors Funds (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Connors Investor Services, Inc. (“Connors” or the “Adviser”) and the Trust, on behalf of the Connors Hedged Equity Fund (the “Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the investment performance of the Fund and other accounts managed by the Adviser; (ii) the nature, extent and quality of the services to be provided by the Adviser to the Fund; (iii) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders. It was noted that the Board should also consider any benefits derived or to be derived by the investment adviser from its relationship with the fund such as soft dollar arrangements by which brokers provide research to the fund or its investment adviser in return for allocating the fund’s brokerage.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from Connors. The Board was advised by, and met in executive session with, the Board’s independent legal counsel and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser, including quarterly performance reports prepared by management. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. In this regard, the Board reviewed the services provided by the Adviser to the Fund, including, without limitation, the investment advisory services to be provided to the Fund, the Adviser’s coordination of services for the Fund among the Fund’s service providers, the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure, the experience and background of all key personnel of its Fund management team, including the Fund’s portfolio managers, and the Adviser’s efforts to market the Fund and assist in its distribution. The Board noted that many of the Trust’s executive officers are employees of the Adviser and serve the Trust without additional compensation from the Fund. The Board also evaluated the investment management experience of the Adviser. The Board considered the Adviser’s Form ADV, select financial information of the Adviser, the Advisory Agreement, and a description of the manner in which investment decisions are made and executed. Ms. Covell noted for the Board the slight change in the corporate ownership of the Adviser that took place during the year, reflected on the Adviser’s Form ADV, but emphasized that the change does not constitute an assignment of the Advisory Agreement. After reviewing the foregoing information and further information in the

Adviser Agreement Renewal (Unaudited) (continued)

Adviser Memorandum, the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser were satisfactory.

Performance. In considering the Fund’s performance, the Board noted that it had reviewed at its regularly scheduled meetings information about the Fund’s performance results on both an absolute basis and in comparison to appropriate securities benchmark indices (the S&P 500 Total Return Index (the “S&P 500”) and the CBOE S&P 500 BuyWrite Index (the “BXM”)) and certain peer funds. The Board considered that the Fund outperformed both benchmarks for the one-year and since inception periods. The Boar also considered the Fund’s performance relative to its peer funds.

Fees and Expenses. The Board considered the management fee for the Fund and the overall expense ratio. The Board compared the management fee and expenses of the Fund to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Fund’s management fee and the Fund’s expense ratio are not the highest within the peer group. The Board also compared the fees paid by the Fund as compared to the fees paid by other clients of the Adviser, and considered the similarities and differences in the services received by such other clients as compared to the services received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the both the advisory fee to be paid to the Adviser by the Fund and the expense ratio are each reasonable in light of the nature and quality of the services to be provided by the Adviser.

Profitability. The Board took into consideration the profitability, if any, of the Adviser with respect to the Fund and the direct and indirect benefits derived by the Adviser from its relationships with the Fund. The Board considered the Adviser’s commitment to contractually limit the Fund’s net operating expenses. The Board also took into account the Adviser’s costs of managing the Fund, information provided by the Adviser regarding its financial condition. The Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund is not excessive and that the Adviser had the financial wherewithal and support to fulfill its obligations during the term of the Advisory Agreement.

Economies of Scale. The Board considered whether the Adviser had realized economies of scale with respect to its management of the Fund. The Trustees noted that economies of scale were not a relevant consideration at this time and the Adviser would consider economies of scale in the future once the Fund has achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits received by the Adviser from its association with the Fund and information provided by the Adviser in this regard. The Board noted that the Adviser derives benefits to its reputation and other benefits from its association with the Fund.

Conclusion. The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, with the Independent Trustees having met in executive session and with counsel, determined that approval of the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the renewal of the Advisory Agreement, the Board did not identify any one factor as particularly important and each Trustee may have individually given weight to separate factors.

Adviser Agreement Renewal (Unaudited) (continued)

In considering the renewal of the Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 601-2676 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Peter J. Connors, Chairperson (Principal Executive Officer)	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Bradford H. Barrett Joni S. Naugle John R. Morahan	Cohen & Company, Ltd. 1835 Market Street, 3rd Floor Philadelphia, PA 19103

OFFICERS	LEGAL COUNSEL
Debora M. Covell, Treasurer (Principal Financial Officer) Robert J. Cagliola, Secretary Kyle Bubeck, Chief Compliance Officer	Kilpatrick Townsend & Stockton LLP 1001 West Forth Street Winston-Salem, NC 27101

INVESTMENT ADVISER	CUSTODIAN
Connors Investor Services, Inc. 1210 Broadcasting Road, Suite 200 Wyomissing, PA 19610	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Connors Funds

By (Signature and Title)		/s/ Peter Connors
Peter Connors, President and Principal Executive Officer

Date	2/5/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Peter Connors
Peter Connors, President and Principal Executive Officer

Date	2/5/2025

By (Signature and Title)		/s/ Debora M. Covell
Debora M. Covell, Treasurer and Principal Financial Officer

Date	2/5/2025